Exhibit 99.1

WMALT 2005-5

Preliminary Structure – Paydown Rules (As of 06/10/05)

Group 1

1.      At the beginning of each pay period, the following variables are set:

a.       Fixed_amount_1 = $1,000

b.      Fixed_amount_2 = For Period 1 - 12 ($4,540,000), 13 – 24 ($6,486,000), 25 – 36 ($5,512,000), 37 – 48 ($4,215,000) and 49 – 360 ($3,243,000).

2.      Pay the accretion from Class CB3 in the following manner:

a.       Pay Class CB8, CB9, CB10, CB6, CB7, CB11, and CB12 pro-rata in the aggregate up to Fixed_amount_1 for the period until retired.

b.      Pay Class CB1, CB5, and CB13 pro-rata in the aggregate up to Fixed_amount_2 for the period until retired.

c.       Pay Class CB8, CB9, CB10, CB6, CB7, CB11, and CB12 pro-rata until retired.

d.      Pay Class CB1, CB5, and CB13 pro-rata until retired.

e.       Pay Class CB3 until retired.

3.      Pay Class CB4 its priority amount until retired.

4.      Pay Class CB8, CB9, CB10, CB6, CB7, CB11, and CB12 pro-rata in the aggregate up to Fixed_amount_1 for the period until retired.

5.      Pay Class CB1, CB5, and CB13 pro-rata in the aggregate up to Fixed_amount_2 for the period until retired.

6.      Pay Class CB8, CB9, CB10, CB6, CB7, CB11, and CB12 pro-rata until retired.

7.      Pay Class CB1, CB5, and CB13 pro-rata until retired.

8.      Pay Class CB3 until retired.

9.      Pay Class CB4 until retired.

Collateral:    30yr Conforming ALT-A, GWAC <= 6.50%.

Size:    ~$545mm

Passthru Rate:  5.50%

Pricing Speed:  100% PPC (8 6-> 20 18CPR / 12 months)

NAS Bonds:   Class CB4.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as WMALT 2005-1.

Super-NAS:  None.

Z-Bonds:    Class CB3.

AAA Support:  Yes, Class CB5 is mezz for Class CB1.

Floaters:   For Class CB1: Rate = 1_Mo_LIBOR plus 0.40, Floor = 0.40%, Cap = 10%.  The initial coupon is 3.61%.  Zero day delay.  For Class CB6: Rate = 1_Mo_LIBOR plus 0.60, Floor = 0.60%, Hard Cap to 7.5%, Corridor Cap to 9.5%.  The initial coupon is 3.78%.  Zero day delay.  For Class CB11: Rate = 1_Mo_LIBOR plus 1.40, Floor = 1.40%, Cap = 6.00%.  The initial coupon is 4.61%.  Zero day delay.

Inverse IO:  For Class CB2: Rate = 5.1 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.10%.  Notional balance follows Class CB1.  The initial coupon is 1.89%.  Zero day delay.

Inverse Floater:  For Class CB7: Rate = 18.97499999 - (1_Mo_LIBOR * 2.75).  Floor = 0.0%, Cap = 18.97499999%.  The initial coupon is 10.23%.  Zero day delay.  For Class CB12: Rate = 50.6 - (1_Mo_LIBOR * 11).  Floor = 0.0%, Cap = 50.6%.  The initial coupon is 15.2900%.  Zero day delay.

Cap Contract:  For Class CB1: The Cap contract was generated at 75% PPC and will extend the expected life of the bond.  The cap contract will be in effect through the March 25, 2013 pay date.  The lower strike will be 5.10% and the upper strike will be 9.60%.  The cap of the floater in any given period will be 10.00%.  The cap contract is for Class CB1 and will not be available for Class CB2.  The notional balance of the cap contract will never exceed the balance of Class CB1.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

  For Class CB6: The Cap contract was generated at pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the April 25, 2010 pay date.  The lower strike will be 6.90% and the upper strike will be 8.90%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class CB6 and will not be available for Class CB7.  The notional balance of the cap contract will never exceed the balance of Class CB6.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

  For Class CB11: There will be no contract for this bond.

Init LIBOR:  3.21% for Class CB1 and Class CB11, and 3.18% for Class CB6.

Notes

Closing date:        6/30/2005

Accrual date:      6/01/2005

Floater accrual date:    6/25/2005

First pay date:      7/25/2005

Clean-up call:         10%